UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 7, 2005

ISONICS CORPORATION

(Name of small business issuer as specified in its charter)

California	001-12531	77-0338561
State of Incorporation	Commission File Number	IRS Employer Identification No.

5906 McIntyre Street, Golden, Colorado 80403

Address of principal executive offices

303-279-7900

Telephone number, including

Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02               Unregistered Sales of Equity Securities

This report is being filed pursuant to paragraph (b) of Item 3.02 to report total issuances during the period of approximately 4% of our outstanding common stock.

Exercise of Common Stock Warrants

                Effective November 2, 2004 through January 7, 2005 (with the last exercise occurring on December 24, 2004), 5 holders of our outstanding common stock purchase warrants (each of whom is either an accredited, offshore, and/or sophisticated private investor) exercised warrants to purchase our common stock as follows:

Exercise price per share	Number of warrants exercised	Total consideration received
$1.00	140,000	$140,000
$1.20	50,000	60,000
$1.25	545,000	681,250
$1.50	100,000	150,000
Total	835,000	$1,031,250

The following sets forth the information required by Item 701 in connection with these transactions:

(a)           The transactions were completed from November 2, 2004 through December 24, 2004.

(b)           There was no placement agent or underwriter for these transactions.

(c)           The shares were sold for cash pursuant to outstanding common stock warrants.  The table above provides the information regarding our cash proceeds. There were no underwriting discounts or commissions.

(d)           We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 for this transaction.  Certain of the transactions involved non-U.S. persons and therefore Regulation S is also applicable to the transactions in which non-U.S. persons were involved.  We did not engage in any public advertising or general solicitation in connection with this transaction; and we provided the accredited, offshore, and/or sophisticated private investors with disclosure of all aspects of our business, including providing the accredited or sophisticated private investor with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information.  Based on our investigation, we believe that the accredited, offshore, and/or sophisticated private investors obtained all information regarding Isonics it requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)           The common stock issued in this transaction are not convertible or exchangeable.  No warrants were issued in these transactions.  The underlying shares of common stock are included in one of two currently-effective registration statements — SEC file no. 333-112952 or 333-115194 except for 150,000 underlying shares of common stock which are not currently included in an effective registration statement.

(f)                            The proceeds from the exercise of the warrants will be used for working capital purposes related to our semiconductor division, the continued development of products in our homeland security division and for general working capital purposes.

Conversion Preferred Stock

Effective November 1, 2004 through January 7, 2005 (with the last conversion occurring on January 4, 2005), 3 holders of our preferred stock (each of whom is an accredited investor) converted shares of the preferred stock into shares of common stock, as reflected in the following table:

	Shares of preferred stock converted	Shares of common stock issued
Series D Convertible Preferred Stock	2,550	231,818

The following sets forth the information required by Item 701 in connection with that transaction:

(a)           The transactions were completed effective November 1, 2004 through January 4, 2005.

(b)           There was no placement agent or underwriter for these transactions.

(c)           The shares were not sold for cash.  The shares of common stock were issued in exchange for (and in conversion of) outstanding shares of convertible preferred stock.

(d)           We relied on the exemption from registration provided by Sections 3(a)(9) under the Securities Act of 1933 for this transaction.  In addition, we did not engage in any public advertising or general solicitation in connection with this transaction; and we provided the accredited investor with disclosure of all aspects of our business, including providing the accredited investor with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information.  Based on our investigation, we believe that the accredited investor obtained all information regarding Isonics it requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)           The common stock issued in these transactions are not convertible or exchangeable.  No warrants were issued in these transactions.  The underlying shares of common stock are included in a currently-effective registration statements — SEC file no. 333-114521.

(f)                                    We received no cash proceeds from the issuance of the shares of common stock.

Item 7.01 Regulation FD Disclosure

                On December 16, 2004, we issued a press release announcing the marketing of Neutrotest™ Explosive Detector on track to start 1Q 2005.  A copy of the press release is attached with this report as Exhibit 99.1.

                On December 17, 2004, we issued a press release announcing that Isonics had filed its Form 10-QSB for the quarter ended October 31, 2004.  A copy of the press release is attached with this report as Exhibit 99.2.

                On December 7, 2004, we issued a press release outlining its activities in the homeland security, semiconductor, and life sciences divisions.  A copy of the press release is attached with this report as Exhibit 99.3.

                On January 5, 2005, we issued a press release announcing that Isonics begins supplying rare cancer-fighting isotope to National Institutes of Health.  A copy of the press release is attached with this report as Exhibit 99.4.  The agreement underlying this announcement is attached with this report as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

10.1	Agreement between Isonics Corporation and State Scientific Center of Russian Federation - Institute for Physics and Power Engineering, Obninsk, Russia for the supply of Actinium-225

99.1	December 16, 2004, press release announcing the marketing of Neutrotest™ Explosive Detector on track to start 1Q 2005

99.2	December 17, 2004, press release announcing that Isonics had filed its Form 10-QSB for the quarter ended October 31, 2004

99.3	January 5, 2005, press release announcing that Isonics begins supplying rare cancer-fighting isotope to National Institutes of Health

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 11th day of January 2005.

Isonics Corporation

By:	/s/ James E. Alexander
James E. Alexander
President and Chief Executive Officer